UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549
                   ______________________


                          FORM 8-K

                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  January 5, 2006
                                                   ---------------

                  PARK ELECTROCHEMICAL CORP.
--------------------------------------------------------------
Exact Name of Registrant as Specified in Charter)


          New York               1-4415          11-1734643
--------------------------------------------------------------
(State or Other Jurisdiction   (Commission     (IRS Employer
     of Incorporation)        File Number)     Identification No.)
                                                    No.)

48 South Service Road,     Melville, New York          11747
--------------------------------------------------------------
  (Address of Principal Executive Offices)       (Zip Code)


 Registrant's telephone number, including area code (631) 465-3600
                                               -------------------
                          Not Applicable
                          --------------
 Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 2.02 Results of Operations and Financial Condition.

           On January 5, 2006, Park Electrochemical Corp. (the "Company") filed with the Securities and Exchange Commission its Form 10-Q Quarterly Report for the quarterly period ended November 27, 2005, which correctly included basic earnings per share of $0.39 and $0.84, respectively, for the prior fiscal year's three-month and nine-month periods ended November 28, 2004. Each such amount is $0.01 greater than the basic earnings per share of $0.38 and $0.83, respectively, for such periods included in the Company's news release dated December 20, 2005. Such amounts in the December 20, 2005 news release were $0.01 lower due to a rounding error in the special items per share of $0.17, which should have been $0.18, in the news release. The Company's basic earnings per share for the three-month and nine-month periods ended November 28, 2004 reported by the Company in all other news releases and in all its reports filed with the Securities and Exchange Commission were correct.


                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PARK ELECTROCHEMICAL CORP.



Date:  January 11, 2006       By: James W. Kelly
                              ------------------
                              Name:  James W. Kelly
                              Title: Vice President,
                                     Taxes and Planning














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